Exhibit 32.1

CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
CENTERLINE HOLDING COMPANY FOR THE QUARTER ENDED SEPTEMBER 30, 2008

In connection with the Quarterly Report on Form 10-Q of Centerline Holding Company for the quarterly period ending September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Marc D. Schnitzer, as Chief Executive Officer of our Company, and Robert L. Levy, as Chief Financial Officer of our Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

	(1)	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

	(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.

By:	/s/ Marc D. Schnitzer	By:	/s/ Robert L. Levy
	Marc D. Schnitzer Chief Executive Officer (Principal Executive Officer) November 14, 2008		Robert L. Levy Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer) November 14, 2008